                                     CONSENT



                  The undersigned, Robert L. Schulte IRA, being a holder of 3,715 shares (the "Shares") of common stock par value $.001 per share, of Power-One, Inc. (the "Common Stock") received as a distribution from Coral Partners hereby (i) agrees to become a party to the Voting Trust Agreement dated as of June 8, 1998 (the "Voting Trust Agreement") relating to the Common Stock,
(ii) agrees to be bound by all the provisions thereof as if the undersigned were an original party thereto, and (iii) agrees to surrender the certificates representing the Shares to the Trustee under the Voting Trust Agreement in exchange for a Voting Trust Certificate as provided in the Agreement.

                                                     Robert L. Schulte IRA


Dated: July 24, 2000                                 BY: /s/ ROBERT L. SCHULTE
      ---------------                                   -----------------------
                                                        Robert L. Schulte

                                     CONSENT



                  The undersigned, K. Rick Turner IRA, being a holder of 3,715 shares (the "Shares") of common stock par value $.001 per share, of Power-One, Inc. (the "Common Stock") received as a distribution from Coral Partners hereby
(i) agrees to become a party to the Voting Trust Agreement dated as of June 8, 1998 (the "Voting Trust Agreement") relating to the Common Stock, (ii) agrees to be bound by all the provisions thereof as if the undersigned were an original party thereto, and (iii) agrees to surrender the certificates representing the Shares to the Trustee under the Voting Trust Agreement in exchange for a Voting Trust Certificate as provided in the Agreement.

                                                     K. Rick Turner, IRA

Dated: July 18, 2000                                 BY:  /s/ K. RICK TURNER
      ---------------                                   -----------------------
                                                        K. Rick Turner

                                     CONSENT



                  The undersigned, Douglas Martin IRA, being a holder of 14,861 shares (the "Shares") of common stock par value $.001 per share, of Power-One, Inc. (the "Common Stock") received as a distribution from Coral Partners hereby
(i) agrees to become a party to the Voting Trust Agreement dated as of June 8, 1998 (the "Voting Trust Agreement") relating to the Common Stock, (ii) agrees to be bound by all the provisions thereof as if the undersigned were an original party thereto, and (iii) agrees to surrender the certificates representing the Shares to the Trustee under the Voting Trust Agreement in exchange for a Voting Trust Certificate as provided in the Agreement.

                                                     Douglas Martin IRA

Dated: July 18, 2000                                 BY: /s/ DOUGLAS MARTIN
      ---------------                                   -----------------------
                                                        Douglas Martin

                                     CONSENT



                  The undersigned, C. Ray Gash IRA, being a holder of 9,288 shares (the "Shares") of common stock par value $.001 per share, of Power-One, Inc. (the "Common Stock") received as a distribution from Coral Partners hereby
(i) agrees to become a party to the Voting Trust Agreement dated as of June 8, 1998 (the "Voting Trust Agreement") relating to the Common Stock, (ii) agrees to be bound by all the provisions thereof as if the undersigned were an original party thereto, and (iii) agrees to surrender the certificates representing the Shares to the Trustee under the Voting Trust Agreement in exchange for a Voting Trust Certificate as provided in the Agreement.

                                                     C. Ray Gash IRA

Dated: July 18, 2000                                 BY:  /s/ C. RAY GASH
      ---------------                                   -----------------------
                                                        C. Ray Gash

                                     CONSENT



                  The undersigned, Warren A. Stephens IRA, being a holder of 37,152 shares (the "Shares") of common stock par value $.001 per share, of Power-One, Inc. (the "Common Stock") received as a distribution from Coral Partners hereby (i) agrees to become a party to the Voting Trust Agreement dated as of June 8, 1998 (the "Voting Trust Agreement") relating to the Common Stock,
(ii) agrees to be bound by all the provisions thereof as if the undersigned were an original party thereto, and (iii) agrees to surrender the certificates representing the Shares to the Trustee under the Voting Trust Agreement in exchange for a Voting Trust Certificate as provided in the Agreement.

                                                     Warren A. Stephens IRA

Dated: July 18, 2000                                 BY:  /s/ WARREN A. STEPHENS
      ---------------                                   ------------------------
                                                        Warren A. Stephens

                                     CONSENT



                  The undersigned, Jon E.M. Jacoby IRA, being a holder of 37,152 shares (the "Shares") of common stock par value $.001 per share, of Power-One, Inc. (the "Common Stock") received as a distribution from Coral Partners hereby
(i) agrees to become a party to the Voting Trust Agreement dated as of June 8, 1998 (the "Voting Trust Agreement") relating to the Common Stock, (ii) agrees to be bound by all the provisions thereof as if the undersigned were an original party thereto, and (iii) agrees to surrender the certificates representing the Shares to the Trustee under the Voting Trust Agreement in exchange for a Voting Trust Certificate as provided in the Agreement.

                                                     Jon E.M. Jacoby IRA

Dated: July 18, 2000                                 BY: /s/ JON E.M. JACOBY
      ---------------                                   -----------------------
                                                        Jon E.M. Jacoby